Robeco Investment Funds

Robeco Boston Partners Long/Short Equity Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated May 7, 2010

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Effective May 7, 2010, the Robeco Boston Partners Long/Short Equity Fund is closed to all new investments, with the exception of dividend reinvestments.

Please retain this Supplement for future reference.